Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Annual Report of Volato Group, Inc., a Georgia corporation (the “Company”), on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), Matt Liotta, Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Matt Liotta
Matt Liotta
Chief Executive Officer

March 26, 2024
[A signed original of this written statement required by Section 906 has been provided to Volato Group, Inc. and will be retained by Volato Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]